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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-70754


SUPPLEMENT DATED JUNE 17, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

     o    AXA PREMIER VIP TRUST

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This Supplement updates certain information contained in the above-dated
Prospectus of AXA Premier VIP Trust ("Trust"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

                      AXA PREMIER VIP TECHNOLOGY PORTFOLIO

The information provided below replaces the information regarding the portfolio managers (including their business experience) of Dresdner RCM Global Investors LLC ("Dresdner"), one of the sub-advisers of AXA Premier VIP Technology Portfolio, located in the table under the headings "Sub-Advisers and Portfolio Manager(s)" and "Business Experience" in the section entitled "MANAGEMENT TEAM - The Manager and the Sub-advisers."

          Walter C. Price is the portfolio manager for the portion of the Portfolio allocated to Dresdner. Mr. Price has been a Managing Director, Senior Analyst and Portfolio Manager of Dresdner since 1978. He joined Dresdner in 1974 as a Senior Securities Analyst.